Exhibit 10.2

This AMENDMENT NO. 1 AND WAIVER (this “Amendment No. 1”), dated as of August 10, 2021 and entered into by and among Perrigo Finance Unlimited Company, a public unlimited company organized under the laws of Ireland (the “Term Facility Borrower”), Perrigo Company PLC, a public limited company organized under the laws of Ireland (the “Company”), each lender party hereto (each a “Consenting Lender” and, collectively, the “Consenting Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), amends and is made pursuant to that certain Term Loan Credit Agreement, dated as of August 15, 2019 (as amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Term Facility Borrower, the Company, the lenders from time to time party thereto, the Administrative Agent and the other agents party thereto.
W I T N E S S E T H :
WHEREAS, the Term Facility Borrower has requested that the terms of the Credit Agreement be amended as set forth herein;
WHEREAS, by signing this Amendment No. 1, each Consenting Lender has consented to this Amendment No. 1 and to the amendments to the Credit Agreement described in Section 2 below; and
WHEREAS, the Term Facility Borrower has informed the Administrative Agent that it will not be in compliance with the Leverage Ratio covenant set forth in Section 6.10 of the Credit Agreement for the Fiscal Quarter ended June 30, 2021 (the “Specified Event of Default”) and requests that the Administrative Agent and the Required Lenders waive the Specified Event of Default and the Administrative Agent and the Consenting Lenders have agreed to waive the Specified Event of Default on the terms and conditions specified herein;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
1.Defined Terms; References. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein (including the recitals hereto) as defined therein. On and after the Amendment Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1.
2.Amendments. The Administrative Agent and each Consenting Lender hereby consent to amend the Credit Agreement as follows:
(a)Clause (f) of Section 6.06 of the Credit Agreement shall be replaced in its entirety with the following:
“(f) the Company may make Restricted Payments with respect to its Equity Interests so long as no Default exists or would be caused thereby, provided that, with respect to Restricted Payments pursuant to this clause (f), prior to December 31, 2021, the Company will not declare or make, or agree to pay or make, directly or indirectly, any such Restricted Payments, except (i) if after giving effect on a pro forma basis to such Restricted Payment and any Indebtedness incurred in connection therewith, the Leverage Ratio as of the most recently ended fiscal quarter for which financial statements have been delivered does not exceed 3.75 to 1.0, (ii) that the Company may declare and pay regularly scheduled dividends with respect to its Equity Interests, or (iii) the

Company may make Restricted Payments in an amount not to exceed $50,000,000 so long as no Default exists or would be caused thereby.”
(b)Section 6.10 of the Credit Agreement shall be replaced in its entirety with the following:
“SECTION 6.10. Leverage Ratio. (i) For the Fiscal Quarter ended on or about September 30, 2021, the Company will not permit the Leverage Ratio to exceed 5.75 to 1.0 as of the last day of such Fiscal Quarter of the Company and (ii) beginning with the Fiscal Quarter ended on or about December 31, 2021, the Company will not permit the Leverage Ratio to exceed 3.75 to 1.0 as of the last day of any Fiscal Quarter of the Company; provided that, with respect to clause (ii) only, during a Fiscal Quarter in which a Qualified Acquisition has occurred and for the four following Fiscal Quarters, such limit will be increased so that the Company will not permit the Leverage Ratio to exceed 4.0 to 1.0 as of the last day of any such Fiscal Quarter of the Company; provided further that such increase may not occur with respect to more than three (3) Qualified Acquisitions during the term of this Agreement.”
3.Limited Waiver. The Consenting Lenders party hereto (constituting the Required Lenders) and the Administrative Agent hereby waive (the “Waiver”), on a one-time basis, the Specified Event of Default. This Waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (b) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Waiver, (c) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than with respect to the Default or Events of Default waived hereby, including the Specified Event of Default) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.
4.Representations and Warranties; Loan Document. Each of the Term Facility Borrower and the Company hereby represents and warrants that as of the date hereof (a) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) after giving effect to the Waiver, no Default or Event of Default has occurred and is continuing. This Amendment No. 1 is a “Loan Document,” as defined in the Credit Agreement.
5.Conditions. The amendments contained in Section 2 of this Amendment No. 1 and the Waiver shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(c)The Administrative Agent shall have received counterparts of this Amendment No. 1 duly executed and delivered by the Term Facility Borrower, the Company, each Consenting Lender constituting the Required Lenders and the Administrative Agent.
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(d)The representations and warranties of each Loan Party set forth in Section 4 above are true and correct on and as of the Amendment Effective Date.
(e)The Term Facility Borrower shall have paid all fees and expenses for which invoices have been presented on or prior to the Amendment Effective Date, including reasonable legal fees and disbursements of counsel to the Administrative Agent.
(f)The Term Facility Borrower shall have paid to the Administrative Agent, for the account of each Consenting Lender, a non-refundable and fully earned fee equal to 0.025% of each such Consenting Lender’s aggregate Commitments as of the Amendment Effective Date.
6.Continuing Effect; No Other Amendments or Modifications; Reaffirmation. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsection(s) of the Credit Agreement specified herein and shall not constitute an amendment or other modification of, or an indication of the Administrative Agent’s or the Consenting Lenders’ willingness to amend or modify any other provisions of the Credit Agreement. Each of the Term Facility Borrower and the Company hereby acknowledges and agrees that, after giving effect to this Amendment No. 1, except as expressly set forth in this Amendment No. 1, all of its respective obligations and liabilities under the Loan Documents (including, without limitation, the Guaranty executed by the Company) to which it is a party are reaffirmed, and remain in full force and effect. The execution, delivery and performance of this Amendment No. 1 shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Consenting Lender under, the Credit Agreement or any of the other Loan Documents. This Amendment No. 1 shall not constitute a novation of the Credit Agreement or any of the other Loan Documents.
7.Expenses. The Term Facility Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment No. 1, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
8.Headings. Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment No. 1 or any other Loan Document.
9.Counterparts. This Amendment No. 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by email or facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this letter agreement and/or any document to be signed in connection with this letter agreement and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
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10.GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN MUTATIS MUTANDIS.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PERRIGO FINANCE UNLIMITED COMPANY, as the Term Facility Borrower

By:	/s/ Sonia A. Hollies
Name:	Sonia A. Hollies
Title	SVP, Global Tax, Risk Management & Treasurer

PERRIGO COMPANY PLC, as the Company

By:	/s/ Sonia A. Hollies
Name:	Sonia A. Hollies
Title	SVP, Global Tax, Risk Management & Treasurer

[Perrigo - Term Loan Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Executive Director

[Perrigo - Term Loan Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Executive Director
[Perrigo - Term Loan Amendment No. 1]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Eric Seltenrich
Name:	Eric Seltenrich
Title:	Managing Director
[Perrigo - Term Loan Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jordan Harris
Name:	Jordan Harris
Title:	Managing Director
[Perrigo - Term Loan Amendment No. 1]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Director
[Perrigo - Term Loan Amendment No. 1]

FIFTH THIRD BANK, as a Lender

By:	/s/ Nathaniel E. Sher
Name:	Nathaniel E. (Ned) Sher
Title:	Managing Director
[Perrigo - Term Loan Amendment No. 1]

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:	/s/ Cormac Langford
Name:	Cormac Langford
Title:	Director

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director
[Perrigo - Term Loan Amendment No. 1]

MIZUHO BANK, LTD., as a Lender

By:	/s/ John Davies
Name:	John Davies
Title:	Executive Director
[Perrigo - Term Loan Amendment No. 1]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Christopher J. DeLauro
Name:	Christopher J. DeLauro
Title:	SVP
[Perrigo - Term Loan Amendment No. 1]

PNC BANK, N.A., as a Lender

By:	/s/ Brock Dana
Name:	Brock Dana
Title:	Senior Vice President
[Perrigo - Term Loan Amendment No. 1]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael West
Name:	Michael West
Title:	Senior Vice President

[Perrigo - Term Loan Amendment No. 1]